UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 20, 2026

CAREDX, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36536	94-3316839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8000 Marina Boulevard
Brisbane, California 94005
(Address of Principal Executive Offices) (Zip Code)
(415) 287-2300
Registrant’s telephone number, including area code
N/A
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, $0.001 Par Value	CDNA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment No. 2”) amends the Current Report on Form 8-K filed by CareDx, Inc. (the “Company”) with the Securities and Exchange Commission on February 24, 2026, as amended by Amendment No. 1 on Form 8-K/A filed with the SEC on February 25, 2026 (together, the “Original Report”). This Amendment No. 2 is being filed to supplement the Company’s disclosure under Item 5.02 of the Original Report. The Original Report otherwise remains unchanged.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Original Report, on February 24, 2026, the Company appointed Keith Kennedy, the Company’s previous Chief Operating Officer, as the Company’s Chief Financial Officer and Chief Operating Officer, effective as of February 26, 2026. At the time of the Original Report, the Compensation and Human Capital Committee (the “Committee”) of the Company’s Board of Directors had not made a determination regarding any compensation adjustments in connection with Mr. Kennedy’s appointment as the Company’s Chief Financial Officer. In recognition of Mr. Kennedy’s expanded responsibilities in assuming the additional role of Chief Financial Officer, on April 20, 2026, the Committee approved (i) an award of 24,134 restricted stock units (the “RSUs”), of which one-third will vest on April 6, 2027, and one-twelfth will vest quarterly thereafter and (ii) an award of 24,134 restricted stock units subject to target achievement of certain performance-based vesting conditions (the “PRSUs”), which will be eligible to vest between 0% to 200% of such target number, subject to the achievement of performance-based vesting conditions over the 2026 and 2027 performance periods, and additional time-based vesting requirements, in each case subject to Mr. Kennedy’s continued services to the Company on each vesting date, except as otherwise provided in Mr. Kennedy’s existing Change of Control and Severance Agreement. The RSUs and PRSUs were granted under the Company’s 2024 Equity Incentive Plan and are in addition to the equity awards previously granted to Mr. Kennedy in connection with his service as Chief Operating Officer. Mr. Kennedy’s annual base salary of $613,000 and annual target bonus opportunity of 75% of his base salary remain unchanged.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREDX, INC.

Date: April 23, 2026	By:	/s/ JOHN HANNA
John W. Hanna
President, Chief Executive Officer and Director